Exhibit 99.1

Sonnet BioTherapeutics Announces Review of Strategic Alternatives

PRINCETON, NJ / ACCESSWIRE / May 22, 2024 / Sonnet BioTherapeutics Holdings, Inc. (NASDAQ:SONN) (the “Company” or “Sonnet”), a clinical-stage company developing targeted immunotherapeutic drugs, announced today that its Board of Directors has initiated a process to explore and review a range of strategic alternatives focused on maximizing stockholder value.

Sonnet has engaged Chardan Capital Markets, LLC (“Chardan”) to act as its financial advisor for this process. With assistance from Chardan and its other advisors, the Company will assess a full range of strategic alternatives, including but not limited to, business development, strategic partnerships, joint ventures, acquisitions, mergers, business combinations, in-licensing, or other strategic transactions.

The Company has not set a timetable for the conclusion of its review and has not made any decisions related to strategic alternatives at this time. The Company does not intend to comment further with respect to this review unless or until its Board of Directors has approved a definitive course of action, the review process has concluded, or it is determined that other disclosure is appropriate.

There can be no assurance that this evaluation will result in any definitive documentation to consummate one or more transactions, or other strategic changes or outcomes, or, that the terms of any such transactions, changes, or outcomes will be favorable. Even if the Company enters into a definitive agreement, the Company may not be successful in completing a transaction, change or outcome, or, if it completes such a transaction, change or outcome, it may not ultimately enhance value or deliver expected benefits.

About Sonnet BioTherapeutics Holdings, Inc.

Sonnet BioTherapeutics is an oncology-focused biotechnology company with a proprietary platform for innovating biologic drugs of single or bifunctional action. Known as FHAB (Fully Human Albumin Binding), the technology utilizes a fully human single chain antibody fragment (scFv) that binds to and “hitch-hikes” on human serum albumin (HSA) for transport to target tissues. Sonnet’s FHAB was designed to specifically target tumor and lymphatic tissue, with an improved therapeutic window for optimizing the safety and efficacy of immune modulating biologic drugs. FHAB is the foundation of a modular, plug-and-play construct for potentiating a range of large molecule therapeutic classes, including cytokines, peptides, antibodies, and vaccines.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s review of strategic alternatives, the Company’s ability to complete any transaction as a result of the strategic review process, the Company’s cash runway, the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or the Company’s financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Sonnet BioTherapeutics Investor Contact

Jack Yauch

Solebury Strategic Communications

862-754-1024

jyauch@soleburystrat.com

SOURCE: Sonnet BioTherapeutics Holdings, Inc.